UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Westminster Street, Providence, Rhode Island 02903

(Address of principal executive offices, including zip code)

(401) 421-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into a Material Definitive Agreement

Offering of 4.50% Convertible Senior Notes due 2013

On April 29, 2009, Textron Inc. (“Textron”), entered into an underwriting agreement (the “Notes Underwriting Agreement”) with the underwriters named therein, for whom Goldman, Sachs & Co. and J.P. Morgan Securities Inc. acted as joint book-running managers, to issue and sell $600 million principal amount of its 4.50% Convertible Senior Notes due 2013, including $60 million principal amount thereof issued and sold pursuant to the option granted by Textron to such underwriters (collectively, the “Notes”), which option was exercised in full on April 30, 2009. Textron estimates that the net proceeds from the offering of the Notes, including the Notes sold upon the exercise of such option, will be approximately $582 million, after deducting underwriting discounts and commissions and before offering expenses payable by Textron.

The sale of the Notes was made pursuant to Textron’s Registration Statement on Form S-3 (Registration No. 333-152562) (the “Registration Statement”), including the prospectus contained therein dated July 28, 2008, as supplemented by the prospectus supplement dated April 29, 2009 (as so supplemented, the “Notes Prospectus”), filed by Textron with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933.

Textron issued the Notes under an indenture dated as of September 10, 1999 (the “Base Indenture”), as supplemented by a supplemental indenture dated as of May 5, 2009 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between Textron and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), as trustee (the “Trustee”). Terms of the Indenture and the Notes issued pursuant to the Indenture are described in the section of the Notes Prospectus entitled “Description of notes,” which is incorporated herein by reference. The following description of the Notes and the Indenture is a summary and is not meant to be a complete description of the Notes and the Indenture. This description is qualified in its entirety by reference to the detailed provisions of the Indenture.

The Notes bear interest at a rate of 4.50% per annum, payable semi-annually in arrears on May 1 and November 1 of each year, beginning on November 1, 2009. The Notes will mature on May 1, 2013, unless earlier converted or repurchased.

The Notes are convertible in certain circumstances and during certain periods into Textron’s common stock, par value $0.125 per share (the “Common Stock”), cash or a combination of cash and shares of Common Stock (as described in the Supplemental Indenture) at an initial conversion rate of 76.1905 shares of Common Stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $13.1250 per share), subject to adjustment in certain circumstances as set forth in the Supplemental Indenture. The initial conversion price represents a conversion premium of 25% over the public offering price of $10.50 per share in the offering of Common Stock described under “—Offering of Common Stock” below.

Upon a fundamental change (as defined in the Supplemental Indenture), holders may require Textron to repurchase all or a portion of their Notes at a purchase price in cash equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest to, but excluding, the fundamental change repurchase date. The Notes are not redeemable at Textron’s option prior to maturity.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the entire principal amount of all the Notes, and the interest accrued on such Notes, if any, to be immediately due and payable.

In connection with the issuance and sale by Textron of the Notes as described under this Item 1.01 of this Current Report, the following exhibits are filed with this Current Report and incorporated by reference in the Registration Statement and the Notes Prospectus: (i) the Notes Underwriting Agreement (Exhibit 1.1 to this Current Report); (ii) the Base Indenture (Exhibit 4.1 to this Current Report); (iii) the Supplemental Indenture (Exhibit 4.2 to this Current Report); (iv) the form of Note (Exhibit 4.3 to this Current Report); and (v) the updated legal opinion of Pillsbury Winthrop Shaw Pittman LLP (Exhibit 5.1 to this Current Report).

Offering of Common Stock

On April 29, 2009, Textron also entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with the underwriters named therein, for whom Goldman, Sachs & Co. and J.P. Morgan Securities Inc. acted as joint book-running managers, to issue and sell 23,805,000 shares of Common Stock, including 3,105,000 shares of Common Stock issued and sold pursuant to the option granted by Textron to such underwriters (collectively, the “Shares”), which option was exercised in full on May 1, 2009. Textron estimates that the net proceeds from the offering, including the Shares sold upon the exercise of such option, will be approximately $239 million, after deducting underwriting discounts and commissions and before offering expenses payable by Textron.

The sale of the Shares was made pursuant to the Registration Statement, including the prospectus contained therein dated July 28, 2008, as supplemented by the prospectus supplement dated April 29, 2009 (as so supplemented, the “Common Stock Prospectus”), filed by Textron with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933.

In connection with the issuance and sale by Textron of the Shares as described under this Item 1.01 of this Current Report, the following exhibits are filed with this Current Report and incorporated by reference in the Registration Statement and the Common Stock Prospectus: (i) the Common Stock Underwriting Agreement (Exhibit 1.2 to this Current Report); (ii) the specimen of Common Stock certificate (Exhibit 4.3 to this Current Report); and (iii) the updated legal opinion of Pillsbury Winthrop Shaw Pittman LLP (Exhibit 5.1 to this Current Report).

Convertible Note Hedge and Warrant Transactions

On April 29, 2009 and April 30, 2009, in connection with Textron’s issuance of the Notes, Textron entered into a Convertible Bond Hedge Transaction Confirmation with each of Goldman, Sachs & Co. and JPMorgan Chase Bank, National Association to purchase convertible note hedges (collectively, the “Hedge Confirmations”). The initial strike price of the convertible note hedges is $13.1250 per share of Common Stock (the same as the initial conversion price of the Notes) and is similarly subject to certain customary adjustments (other than those arising from a fundamental change, a change of control or certain other conditions specified in the Hedge Confirmations). The convertible note hedge transactions cover an aggregate of 45,714,300 shares of Common Stock.

On April 29, 2009 and April 30, 2009, in connection with Textron’s issuance of the Notes, Textron entered into an Issuer Warrant Transaction Confirmation with each of Goldman, Sachs & Co. and JPMorgan Chase Bank, National Association to sell equity warrants (collectively, the “Warrant Confirmations”). The initial strike price of the equity warrants is $15.75 per share of Common Stock and is similarly subject to certain customary adjustments (other than those arising from a fundamental change, a change of control or other certain conditions specified in the Warrant Confirmations). The equity warrants cover an aggregate of 45,714,300 shares of Common Stock.

The transactions contemplated by the Hedge Confirmations (the “Convertible Note Hedge Transactions”) are expected to reduce the potential dilution upon conversion of the Notes in the event that the market value per share of Common Stock, as measured under Convertible Note Hedge Transactions, at the time of conversion of the Notes is greater than the strike price under the Hedge Confirmations, which corresponds to the initial conversion price of the Notes and is similarly subject to certain customary adjustments. If, however, the market price per share of Common Stock, as measured under the terms of transactions contemplated by the Warrant Confirmations (the “Warrant Transactions”), exceeds the strike price under the Warrant Confirmations when they are exercised, there would be dilution from conversion of the Notes to the extent that the then market price per share of Common Stock exceeds the strike price under the Warrant Confirmations.

The description above is qualified in its entirety by the Hedge Confirmations and the Warrant Confirmations, including the Reformation Agreements thereto, which are included as Exhibits 10.1 through 10.12 to this Current Report and incorporated by reference in the Registration Statement, the Notes Prospectus and the Common Stock Prospectus.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 of this Current Report under the section “Offering of 4.50% Convertible Senior Notes due 2013” above and incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities

The information required by Item 3.02 relating to the Convertible Note Hedge Transactions and the Warrant Transactions is contained in Item 1.01 of this Current Report under the section “Convertible Note Hedge and Warrant Transactions” above and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are filed herewith:

Exhibit
Number	Description

1.1	Notes Underwriting Agreement, dated April 29, 2009, between Textron and the underwriters named therein

1.2	Common Stock Underwriting Agreement, dated April 29, 2009, between Textron and the other underwriters named therein

4.1

Indenture, dated as of September 10, 1999, between Textron and The Bank of New York Mellon Trust Company, N.A, (as successor to The Bank of New York), as trustee, incorporated into this registration statement by reference to Exhibit 4.4 to Textron’s Registration Statement No. 333-113313

4.2	Supplemental Indenture, dated as of May 5, 2009, between Textron and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), as trustee

4.3	Form of Note (included in Exhibit 4.2)

4.4	Specimen of Common Stock certificate

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP

10.1	Convertible Bond Hedge Transaction Confirmation, dated April 29, 2009, between Goldman, Sachs & Co. and Textron

10.2	Issuer Warrant Transaction Confirmation, dated April 29, 2009, between Goldman, Sachs & Co. and Textron

10.3	Convertible Bond Hedge Transaction Confirmation, dated April 29, 2009, between JPMorgan Chase Bank, National Association and Textron

10.4	Issuer Warrant Transaction Confirmation, dated April 29, 2009, between JPMorgan Chase Bank, National Association and Textron

10.5	Convertible Bond Hedge Transaction Confirmation, dated April 30, 2009, between Goldman, Sachs & Co. and Textron

10.6	Issuer Warrant Transaction Confirmation, dated April 30, 2009, between Goldman, Sachs & Co. and Textron

10.7	Convertible Bond Hedge Transaction Confirmation, dated April 30, 2009, between JPMorgan Chase Bank, National Association and Textron

10.8	Issuer Warrant Transaction Confirmation, dated April 30, 2009, between JPMorgan Chase Bank, National Association and Textron

10.9	Issuer Warrant Transaction Reformation Agreement, dated May 4, 2009, between Goldman, Sachs & Co. and Textron

10.10	Issuer Warrant Transaction Reformation Agreement, dated May 4, 2009, between JPMorgan Chase Bank, National Association and Textron

10.11	Additional Issuer Warrant Transaction Reformation Agreement, dated May 4, 2009, between Goldman, Sachs & Co.and Textron

10.12	Additional Issuer Warrant Transaction Reformation Agreement, dated May 4, 2009, between JPMorgan Chase Bank, National Association and Textron

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

	By:	/s/ Mary F. Lovejoy

Name: Mary F. Lovejoy

Title: Vice President and Treasurer

Date: May 5, 2009

Exhibit Index

Exhibit No.	Description

1.1	Notes Underwriting Agreement, dated April 29, 2009, between Textron and the underwriters named therein

1.2	Common Stock Underwriting Agreement, dated April 29, 2009, between Textron and the other underwriters named therein

4.1

Indenture, dated as of September 10, 1999, between Textron and The Bank of New York Mellon Trust Company, N.A, (as successor to The Bank of New York), as trustee, incorporated into this registration statement by reference to Exhibit 4.4 to Textron’s Registration Statement No. 333-113313

4.2	Supplemental Indenture, dated as of May 5, 2009, between Textron and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), as trustee

4.3	Form of Note (included in Exhibit 4.2)

4.4	Specimen of Common Stock certificate

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP

10.1	Convertible Bond Hedge Transaction Confirmation, dated April 29, 2009, between Goldman, Sachs & Co. and Textron

10.2	Issuer Warrant Transaction Confirmation, dated April 29, 2009, between Goldman, Sachs & Co. and Textron

10.3	Convertible Bond Hedge Transaction Confirmation, dated April 29, 2009, between JPMorgan Chase Bank, National Association and Textron

10.4	Issuer Warrant Transaction Confirmation, dated April 29, 2009, between JPMorgan Chase Bank, National Association and Textron

10.5	Convertible Bond Hedge Transaction Confirmation, dated April 30, 2009, between Goldman, Sachs & Co. and Textron

10.6	Issuer Warrant Transaction Confirmation, dated April 30, 2009, between Goldman, Sachs & Co. and Textron

10.7	Convertible Bond Hedge Transaction Confirmation, dated April 30, 2009, between JPMorgan Chase Bank, National Association and Textron

10.8	Issuer Warrant Transaction Confirmation, dated April 30, 2009, between JPMorgan Chase Bank, National Association and Textron

10.9	Issuer Warrant Transaction Reformation Agreement, dated May 4, 2009, between Goldman, Sachs & Co. and Textron

10.10	Issuer Warrant Transaction Reformation Agreement, dated May 4, 2009, between JPMorgan Chase Bank, National Association and Textron

10.11	Additional Issuer Warrant Transaction Reformation Agreement, dated May 4, 2009, between Goldman, Sachs & Co. and Textron

10.12	Additional Issuer Warrant Transaction Reformation Agreement, dated May 4, 2009, between JPMorgan Chase Bank, National Association and Textron

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1)